INVESTOR DAY 2019

MAJESCO

Majesco Overview & Strategy

Adam Elster
Majesco CEO

May 8, 2019

Cautionary Language Concerning Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco's reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under "Item 1A – Risk Factors" in Majesco's Annual Report on Form 10-K.

Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this press release include, but are not limited to: integration risks; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters; technology development risks; intellectual property rights risks; competition risks; additional scrutiny and increased expenses as a result of being a public company; the financial condition, financing requirements, prospects and cash flow of Majesco; loss of strategic relationships; changes in laws or regulations affecting the insurance industry in particular; restrictions on immigration; the ability and cost of retaining and recruiting key personnel; the ability to attract new clients and retain them and the risk of loss of large customers; continued compliance with evolving laws; customer data and cybersecurity risk; and Majesco's ability to raise capital to fund future growth.

These forward-looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Majesco disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

IT'S NEVER BEEN A MORE EXCITING TIME TO BE IN OUR INDUSTRY

An Incredible History of Innovation

40 Years of Investments in the Future

1982: MASTEK founded: Enterprise technology services

1992: MajescoMastek formed: Insurance focused products and services

2005: Acquired Entegram: US-based Insurance Services

2007: Acquired Vector Technologies: US-based L&A policy administration solutions provider

2008: Acquired STG: US-based provider of enterprise solutions for P&C insurance

2010: Acquired Data Factory Tool Kit (DFTK) and data migration methodology from Kognitio

2013: Acquired SEG: US-based policy administration software for individual and group life health and annuity insurance

2014: Demerged with Mastek

2014: Acquired Agile Technologies: US-based insurance strategic consulting services

2015: Merged with Cover-All, a core P&C product & services provider

2015: Majesco publicly listed on NYSE

2016: Released CloudInsurer™, 100% cloud-based P&C Core Suite and L&A and Group Core Suite; Released Distribution Management

2017: Released Enterprise Data Warehouse products

2017: Announced IBM Partnership: Majesco Core platform selected as technology foundation for IBM Insurance Offering

2017: Released v10 P&C Core Suite and L&A and Group Core Suite

2018: Released Digital1st Insurance™, 100% cloud, API, and microservices-based platform for next-generation insurance

2018: Acquired Exaxe: Europe-based cloud solutions for individual life, pensions and wealth

MAJESCO

Insurance is a $4.9 trillion [a] industry that's ripe for disruption

PROPERTY & CASUALTY	LIFE & ANNUITY + GROUP
~$2.2 Trillion Annual Premium [b]	**~$2.7 Trillion** Annual Premium [b]

3% Average IT Spend [c]

"Carriers should develop a multiyear cloud strategy, ideally as part of broader efforts to create the digital insurer of the future."

Deloitte 2019 Insurance Outlook

"Investment focus shifting from new startups to established innovators. Mature InsurTechs to fuel the digital evolution."

Deloitte: InsurTech Entering Second Wave

"There is an undeniable move towards greater adoption levels of cloud-based core insurance solutions across the industry, especially among the mid-tier and below."

Celent CEO Jamie Macgregor: Majesco Acquires Exaxe, EMEA Cloud Software Leader for Life, Pensions and Wealth Management

"Market leaders are expanding the scope of their capabilities with a growing emphasis on broader ecosystems with partners accessible through prebuilt integration in an app-store-like venue."

2018 Magic Quadrant for P&C Core Platforms, North America

The Gartner Report(s) described herein, (the "Gartner Report(s)") represent(s) research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and are not representations of fact. Each Gartner Report speaks as of its original publication date (and not as of the date of this presentation) and the opinions expressed in the Gartner Report(s) are subject to change without notice.

(a) Source: AM Best Report; Willis Towers Watson; McKinsey; (b)Source: Swiss Re: Institute: Nov 2018: sigma No 3/2018: World insurance in 2017: solid, but mature life markets weigh on growth; (c) Source: Novarica's Matthew Josefowicz

The market supports this multi-billion dollar opportunity


$2.7 trillion [b]
L&A and Group
Total Market
$4.9 trillion [a]
Annual Premium
$2.2 trillion [b]
P&C


$4.9 trillion
3% Spent on IT [c]
$147 billion
60% Spent on Staff, Networks, Desktops, etc.
$88 billion
15% on Services
$22.1 billion
15% on Maintenance/ Support
$22.1 billion
10% on Hardware/ Software
$14.7 billion
*Opportunity for transformation in the insurance industry
*Majesco's Addressable Opportunity

(a) Source: AM Best Report; Willis Towers Watson; McKinsey ; (b)Source: Swiss Re Institute: Nov 2018: sigma No 3/2018: World insurance in 2017: solid, but mature life markets weigh on growth; (c) Source: Novarica's Matthew Josefowicz

MAJESCO

Insurers are going digital

TOP PRIORITY[a]

Is platform technologies - cloud, APIs, AI, microservices

79%[a]

Of insurers believe Cloud is important to their business model

InsurTech is shaping the future

$4.15 BILLION[b]

Global insurance tech investment reached $4.15 billion in 2018, up from $348 million in 2012 and $2.22 billion in 2017 – 87% increase from 2017 and 1093% from 2012

Source: (a) Strategic Priorities 2019: Accelerating The Paths To The Future Of Insurance; (b) CB Insights Deal Search

We know that insurance is not business-as usual.
That's why Majesco is creating the future –

AGILE, NIMBLE, LIGHTNING FAST

- a future that's -

- In the Cloud
- On Demand
- Hyper-relevant
- Ultra-scalable

MAJESCO


HDR
SLO-MO
VIDEO
PHOTO
SQUARE
PANO

WHAT WE ENVISION

A world where insurance makes life – and businesses– easier, more connected, and better protected.

What We Do

Technology, expertise and leadership that helps insurers modernize, innovate, and connect to build the future of their businesses – and the future of the insurance industry – at speed and at scale.



A New Experience

We've captured the energy of our industry and the bold new landscape we're creating with a brand that's more connected, more relevant, and pushing more boundaries


CONVERGENCE 2019
INVESTOR RELATIONS
ECOEXCHANGE MARKETPLACE
INDUSTRY EVENTS
CUSTOMER CENTER
CONTACT US
CAREERS
MAJESCO
CLOUDINSURER™ PRODUCTS
DIGITAL1ST INSURANCE™
CUSTOMERS & PARTNERS
THOUGHT LEADERSHIP
ABOUT US
INFORMATION REQUEST
WELCOME TO THE FUTURE OF INSURANCE
WATCH THE VIDEO
INDUSTRY-SPECIFIC SOLUTIONS DEVELOPED WITH INDUSTRY-SPECIFIC EXPERIENCE
Speed To Value
Digital
Cloud
Digital

WHY MAJESCO?





People

Our people are the best in the industry. We're busy creating the future of insurance, and obsessed with delivering innovation to you as quickly as your business and customers demand.

Unparalleled industry expertise, domain knowledge and customer focus.

Technology

Our technology works in the cloud to help carriers transform complexity into simple experiences that make innovation faster and easier.

A platform for growth. Recognized in the market for innovation and vision. Cloud computing, microservices and API-enabled.







Leadership

We have a head-start on our competitors – and when it comes to the world's top insurers and analyst firms, **we've earned our seat at the table.**

First in the industry to move to the cloud, helping insurers execute their digital transformation strategies.

HOW DO WE DELIVER ON THESE PROMISES?

We're known for our strength in completeness of vision and capability.

Whether it's P&C or L&A, a full cloud suite, a modern, digital platform, or just a billing solution, Majesco's technology has the power to meet the demands of tomorrow, right now.



DIGITAL1ST INSURANCE™
PLATFORM™
ECOEXCHANGE™
ECONNECT™
LIFE & ANNUITIES AND GROUP
POLICY
BILLING
CLAIMS
LIFEPLUS
DISTRIBUTION MANAGEMENT
PROPERTY & CASUALTY
POLICY
BILLING
CLAIMS
DATA & ANALYTICS
CLOUDINSURER™
PROGRAM MANAGEMENT OFFICE | DELIVERY SERVICES | TESTING SERVICES | APPLICATION MANAGEMENT SERVICES

And whether an insurer is creating a new startup or greenfield, modernizing a legacy business, or just trying to optimize their existing operations, we have solutions and best practices to help them pave their path to the future.


CREATE NEW
MODERNIZE
OPTIMIZE
PLATFORM™
ECOEXCHANGE™
ECONNECT™
DIGITAL1ST INSURANCE™
POLICY
BILLING
CLAIMS
LIFEPLUS
LIFE & ANNUITIES AND GROUP
PROPERTY & CASUALTY
POLICY
BILLING
CLAIMS
DATA & ANALYTICS
DISTRIBUTION MANAGEMENT
CLOUDINSURER™
PROGRAM MANAGEMENT OFFICE | DELIVERY SERVICES | TESTING SERVICES | APPLICATION MANAGEMENT SERVICES

Building the Future Through Strategic Partnerships

At Majesco, we're partnering with the best and brightest to reach new markets and support our customers as they shape the future

Capgemini Deloitte. IBM

MAJESCO

IBM | MetLife Strategic Partnership

IBM and Majesco Form Partnership to Accelerate New Insurance Services on IBM Cloud

Our software partnership with IBM on the IBM Insurance Platform is a key component of our growth strategy.


IBM
IBM Insurance
Insurance
Search
Be the innovator with the IBM Insurance Platform
The IBM Insurance Platform gives you the flexibility to quickly introduce innovative business models with low investment
Watch the platform perspectives webinar
Your platform, your journey
512


IBM
Majesco and IBM:
A platform for accelerating insurance growth and new business models
The IBM Insurance Platform, built on the IBM Cloud:

Building the Future Through
Ecosystem Partnerships

Technology partnerships with InsurTechs and other insurance-related solutions extend Majesco's value, connecting insurers with innovative capabilities and solutions that matter

MPX

pitney bowes

DataRobot

CyberSource

SPLICE Inspiring Customer Connections.

LexisNexis RISK SOLUTIONS

HazardHub

ECHO Payments Simplified

Building the Future Through Mergers & Acquisitions

exaxe

MAJESCO
LIFEPLUS SOLUTIONS

MAJESCO

Our Leadership Team



Adam Elster
CEO



Denise Garth
SVP, Marketing & Innovation



Prateek Kumar
EVP, Americas



Edward Ossie
Chief Operating Officer



Sweta Jhunjhunwala
SVP, Global Administrative Services



Wayne Locke
Chief Financial Officer



Mallinath Sengupta
EVP, Global Services and Support



Farid Kazani
Managing Director & Group CFO



Jim Miller
Chief Revenue Officer



Manish Shah
President & Chief Product Officer

MAJESCO

Strategic Focus Areas

Property & Casualty Solutions

- Expansion of existing customers through upsell and adoption
- Expansion of existing customers through cross-sell (Digital1st and Growth and Innovation)
- Land new customers focusing on growth and innovation

Life, Annuities and Group Solutions

- Focus on landing new customers in Group and Voluntary Benefits
- Focus on landing new individual life customers

Partnerships

IBM   Capgemini   InsurTechs

M&A

Deals to accelerate new innovation, geographic expansion, and market share

Focused On Growing In Three Ways: **Through Organic Development, Partnerships, and M&A**

MAJESCO



Operating Highlights from the Last Year

**In the Last 6 Months

Launched Digital1st Insurance™

Released new version of Majesco Distribution Management

Released new version of Majesco Data & Analytics Platform

Named a Leader in Gartner Magic Quadrant for P&C Core Platforms, NA

Adam Elster Named CEO

Launched Digital1st Insurance™ EcoExchange with partner apps

Acquired Exaxe, Europe-based cloud solutions for individual life

Launched Digital1st Insurance™ Electronic Billing & Payments App

Shifted Listing from NYSE to Nasdaq

Closed Oversubscribed Rights Offering, Yielding $43M

Developed Three-Year Strategic Plan

Acquired the Majesco India Software Business

Majesco's Denise Garth Named #15 in Top 50 InsurTech Influencer List

Co-presented with IBM at IBM Think Conference

Expanded Leadership Team
- **Wayne Locke Named CFO**
- **Jim Miller Named CRO**

Record Attendance (50% Increase) at Convergence 2019

Launched Brand Refresh, New Website

Partnered with DataRobot to bring integrated AI/machine learning to core insurance platforms

MAJESCO

Fiscal 2019 By The Numbers

		CLOUD	CUSTOMERS	PARTNERS
$140M Total Revenue with 13.7% YoY Growth	**$40M** Net Cash/Cash Equivalents	**53%** YoY Growth in Cloud Business	**215** Total Customers	**37** Total Partners
$69M Gross Margin, Up 22.6% YoY	**$17M** EBITDA with 203% YoY Growth	**41%** Cloud percent of Total Revenue	**49** New Customers	**6** Partner-Based Tier 1 / Tier 2 Deals
$97M In Backlog, Up 7% YoY	**14** Go Lives	**54** Total Cloud Customers	**18** Greenfields & Startups	**15** EcoExchange Apps

MAJESCO

Current World: Market Context

Insights from Matthew Josefowicz, President and CEO of Novarica

The overall insurance industry is **early stages of digital transformation**

- The P&C market is increasingly investing in core systems, digital capabilities, and analytics
- L&A market is picking up steam on evaluations and planning

MARKET CHALLENGES:

- Insurance companies set their priorities and budget very far in advance
- Projects have very long implementation cycles
- The insurance industry has made technology advances but still have 2-3x the technology needs
- Industry technology spend remains at 2-3% premiums
- Significant change will be on a 5-10 year time horizon

KEY SHIFT in NEXT 5-10 YEARS:

The acceleration of digital transformation in the insurance industry will be driven by a shift in demographics from baby boomers to Gen X and Gen Z across insurance executives, agents and end customers

- Senior executives of the baby boomer generation will retire in the next 5-10 years and will be replaced by Gen X
- Similarly, many agents will also retire in the next 5-10 years
- Gen-Z will enter the workforce and will prefer digital channels and not want to work with agents



Reshaping Majesco

FROM	TO
Services	Product
On-Premise	Cloud
Segmented	Holistic
Dense	Simple + Clear
Smart	Visionary
Now	Next
About Us	About Customers

Strategic Vision

Majesco's New Reality

Execute a multi-year strategy with a blend of organic, partnership, and M&A focus.

A leading application technology company and platform for innovation.

"The" premier provider of modern technology solutions to support the core needs of the insurance industry.

The leader for expertise in insurance domain combined with innovative technology solutions.

One of the fundamental technology companies to partner with the industry to achieve their digital business transformation.

BUSINESS VALUE DIFFERENTIATORS

Speed to Implementation, Speed to Market, Speed to Value

Technical and Industry Leadership

Modern Cloud, API and Microservices-Based Platform for Innovation

Lower Cost of Entry and a Cost Model Aligned to New Business Growth

THE FUTURE OF INSURANCE STARTS HERE

INVESTOR DAY 2019
MAJESCO

Majesco Product Update

Manish Shah
Majesco President & Chief Product Officer

May 8, 2019

HOW ARE INSURERS RESPONDING TO NEW MARKET DYNAMICS?

MAJESCO

MAJESCO OFFERS THREE PATHS TO THE FUTURE

MAJESCO

Over $220M of R&D Investment and Counting


CREATE NEW
OPTIMIZE
MODERNIZE
PLATFORM™
ECOEXCHANGE™
ECONNECT™
DIGITAL1ST INSURANCE™
POLICY
BILLING
CLAIMS
LIFEPLUS
LIFE & ANNUITIES AND GROUP
PROPERTY & CASUALTY
POLICY
BILLING
CLAIMS
DATA & ANALYTICS
DISTRIBUTION MANAGEMENT
CLOUDINSURER™
PROGRAM MANAGEMENT OFFICE / DELIVERY SERVICES / TESTING SERVICES / APPLICATION MANAGEMENT SERVICES

Welcome LifePlus (Exaxe) to the Majesco Community

LifePlus SaaS Solutions:

Expanding SaaS capabilities in with Individual Life, Pension and Wealth Management solutions in Europe.

Award-winning SaaS solutions for the European market that enables individual life, pensions and wealth management companies to leverage digital transformation to launch new products faster, administer products more efficiently and respond to the marketplace with greater flexibility

LIFE ILLUSTRATEPLUS
The illustration and quotation solution

LIFE ADMINPLUS
A full policy administration solution

LIFE DISTRIBUTIONPLUS
A distribution & compensation management solution

LIFE ADVICEPLUS
The robo advice solution

BIRD'S EYE VIEW OF PRODUCTS

MAKING AN IMPACT ON THE INSURANCE INDUSTRY

156
P&C MODULE DEPLOYMENTS

41
L&A MODULE DEPLOYMENTS

48
CUSTOMERS USING CLOUDINSURER™

18
GREENFIELDS AND STARTUPS

37
PARTNERS

530
ENGINEERS DEDICATED TO R&D INNOVATION

INSURERS PREFER CLOUD

MORE AND MORE INSURERS ARE MOVING TO CLOUD

40%

Of our customers run on the Majesco CloudInsurer™ Platform

95%

Of our customers who upgraded to new Majesco products chose CloudInsurer™

97%

Of our new NA customers in fiscal 2019 chose Majesco CloudInsurer™

MAJESCO

Speed to Value

Average MVP Implementation:

< 12 WEEKS

Redefining speed in the insurance industry with successful rollouts for Tier 1, Tier 2 insurers and InsurTech startups

PROVEN P&C PRODUCTS

SERVICING LARGE, MID-SIZED AND SMALL CUSTOMERS

	Tier 1 DWP > $5B 11	Tier 2 DWP $1B to $5B 25	Tier 3 DWP $300M to <$1B 50	Tier 4&5 DWP <$300M 70
POLICY	5	4	20	30
BILLING	5	15	20	18
CLAIMS	1	1	5	14
DISTRIBUTION	-	1	-	1
DATA	-	4	5	7

ESTABLISHING AN INDUSTRY PLATFORM FOR INDIVIDUAL, VOLUNTARY & GROUP INSURANCE

The Insurance Industry Platform

MetLife, IBM & Majesco

MetLife, IBM and Majesco are co-creating First-Of-Its-Kind Cloud-based Digital Platform for Group and Voluntary Benefits Market and establishing ubiquitous industry platform.



INDIVIDUAL, VOLUNTARY & GROUP INSURANCE SAAS PLATFORM
3rd Party and Internal Platform Communication Framework
LIFE, HEALTH & ANNUITIES PRODUCTS
DIGITAL FRONT END
Broker Portal
Employee Portal
Employer Portal
Mobile Apps
DIGITAL FRONT END
Product & Rules Configuration
Implementation Enrollment
Underwriting, Quoting, Renewals
Billing and Collection
Maintenance
Claims
ADAPTIVE CASE MANAGEMENT
IBM AND OTHER SUPPORTING SYSTEMS
IBM CLOUD & IBM SECURITY
Digital Virtual Agent
Cognitive Call Center
Cognitive Business Process
Customer Insight
Regulatory Compliance
Internet of Things
Marketing Insights
Blockchain

Digital1st is Helping Create the Future of Insurance

Eight customers, including insurers, reinsurers, InsurTech startups and MGA/brokers, have chosen Majesco's Digital1st Platform™ to accelerate their digital transformation journeys



PROPERTY & CASUALTY

Suite of products covering core insurance functions across commercial, personal and specialty lines

MAJESCO

Announcing

P&C VERSION 11

Coming Fall 2019

- 100 New Features
- 700 New Capabilities
- Simple Upgrade


P&C Suite
John Doe

Customer Panoramic View

Knock, Knock, Who's There?

A panoramic view of customer portfolio with drill down capabilities as an effective customer service tool



Discription
Owner
Priorty
Due on
Status
Category
Type
Submission - General Liability - Adam Brown
High
03/18/2019
Assigned
Policy
Risk declined
Submission - Commercial Auto - ACME Auto Body
High
03/18/2019
In Progress
Policy
Risk clearance
Submission – Commercial Package - James Cleaners
03/18/2019
Assigned
Policy
Risk cleared
Submission – General Liability – Smith & Smith
Low
03/18/2019
In Progress
Policy
Risk offered

Submission & Risk Clearance

Clear it Out With Confidence

Streamlined Submission and Risk Clearance with Underwriting override. Complete integration with task management functionality to streamline the Submission -to-Quote workflow assignment and tracking.

MAJESCO



Trip From Date
Trip To Date
Category
Miles Driven
Display Level
Day
View

Usage Based Billing

Pay As You Go

Now supporting innovative and digital mileage based billing for auto insurance products.

MAJESCO


Quote Pending Issuance
147
Create New Quote
Select
Let's Begin
Renewals
Upcoming Renewals
Renewals In Progress
Non Renewals
Create New Quote
This tile is used to create new quote for a line of business product. To create a quote, select a line of business and then click on **Let's Begin** button to proceed with a quote.
Each line of business product requires a different set of information to be captured.
Next
Policy Past Due
06
Policies In Collections
08
Policy Inforce
22
Billing Workbench
Majesco Billing

Digital Tour Guide

Your Personal Navigator

Engage users to improve adoption and their productivity through in-app interactive tutorials and guided tours of existing as well as newly released features as they become available.


P&C Suite
New Business
Policy Servicing
Messages
Start New Account
Majesco Business Analytics
Work In Progress
32
48
128
Quote Pending Issuance
147
Recent Work
Policy Past Due
06
Policies In Collections
08
Create New Quote
Let's Begin
N/A
336
07
Policy Inforce
22
Billing Workbench
Renewals
Upcoming Renewals
Renewals In Progress
Non Renewals
Majesco Billing

Personal Assistant

You've Got a Friend In Me

A personal assistant that makes it easy and quick to get your work done by cutting through complex core system functionality maze by simple conversation.

MAJESCO


Usage / Health
Top APIs

Open API & API Gateway

Gateway to the Digital World

Start your digital journey with our 700+ OAS3.0 compliant APIs covering all major P&C functions and delivered to you through API Gateway.

LIFE, HEALTH AND ANNUITIES

Suite of products covering core insurance functions across life, health & annuities for Individual, Voluntary and Group

Announcing

L&A VERSION 11

Coming Fall 2019

- 200 New Features
- 1500 New Capabilities
- Simple Upgrade



Digital RFP

Name Your Price

Let us help you get the most out of your insurance spending. Name your price and let AI based suggestions guide you with personalized plans.



POLICY
My Proposals Management
Quick Quotes & Proposals
Quick Quote
112
3581
Name Your Price
Search Quote
Recent Proposals
Our Top Products
Our Top Packages
Group Accident Protection Insurance
Group Critical Illness Insurance
Group Term Life Insurance
MacBook Pro

MAJESCO

Always STP

A-Z
No Stops

Speed up transactions and reduce costs with straight through processing for eliminating unnecessary touchpoint.



Aana Submitted RFP
System is checking rules and taking decisions.. (STP no error flow)
Quote Evaluation
Proposal Creation Evaluation
Plan Design Evaluation
Proposal Decision
Census Evaluation
RFP Decision Evaluation
RFP Submitted
RFP Sold
Auto Processing...
A PAS - System

MAJESCO

Dashboards

Your Personalized Cockpit

Role based personalized dashboards covering activities, analytics and monitoring views.



POLICY
Home
Underwriter Analysis Dashboard
Claim History
MacBook Pro

Digital Tour Guide

Your Personal Navigator

Engage users to improve adoption and their productivity through in-app interactive tutorials and guided tours of existing as well as newly released features as they become available.


POLICY
Home
MacBook Pro

MAJESCO

Personal Assistant

You've Got a Friend in Me

A personal assistant that makes it easy and quick to get your work done by cutting through complex core system functionality maze by simple conversation.


POLICY
Long Term Disability Summary
Sample processing status visual
Group Underwriting for Secure Life R100002
Add New Quote for Secure Life R100002
1. Input a description for quote
2. Select Plan
3. Select Census
4. Rate Adjustment
5. Save and Finalize Quote
MacBook Pro

API

Gateway to the Digital World

Start your digital journey with our 1200+ APIs covering all major business functions.


POLICY
http://172.17.98.59:8080/PORTAL/integration/
Explore
Majesco Policy APIs,
Expand/Collapse Modules | List/Expand APIs
Search APIs:
Activity (Iris) Service :
Expand/Collapse
List/Expand APIs
Raw
/workflow/adhocRequirements/documents
Post : Create Ad-hoc document requirement
/workflow/adhocRequirements/systemTasks
Post : Create Ad-hoc system task requirement
/workflow/adhocRequirements/tasks
Post : Create Ad-hoc task requirement
/workflow/alerts/messages
Get : List of Alert Message Template
Implementation Notes
Partner API Version : 1.0.0.Beta
Response Class
Model
Model Schema
AlertMessageVO {
alertMessagePK (integer, optional),
msgTemplate (string, optional),
msgTemplateName (string, optional)
}
Response Content Type
MacBook Pro

MAJESCO

DIGITAL INSURANCE

Cloud-Native, Microservices based digital platform for supporting innovative business model and shaping the future of insurance

MAJESCO

Disruption in Insurance Industry

Consumer Led Changes Impacting Business Models

PAST	FUTURE
PRODUCT	CUSTOMER
PROCESS	CUSTOMER EXPERIENCE
MASS STANDARDIZATION	PERSONALIZATION
AGENT CHANNEL	MULTI CHANNEL
HISTORIC VIEW OF DATA	PREDICTIVE VIEW OF DATA
STATIC	EVENT BASED
INTERNAL FOCUSED	ECOSYSTEM
ON PREMISE, MONOLITH SYSTEMS	CLOUD-NATIVE, MICROSERVICE

MAJESCO

Creating Your Future Business

Recipe For Success

Microservices digital insurance platform with cloud-native configuration workbench and runtime platform for building and running personalized digital apps.


Operational Platform
ON-DEMAND, SCALABLE, SECURE
Insurance Apps
REUSABLE, TAILORABLE
Partner Ecosystem
ADD-ON BUSINESS, DATA, DISTRIBUTION & TECHNOLOGY PARTNERS

Digital1st Platform™

Shape-to-scale digital operational platform

Microservices-based digital insurance platform with cloud-native configuration workbench and runtime platform for launching and scaling personalized digital experiences.



Home
Welcome
Home
Apps
Content
EcoExchange
Deployment Board
Log
133
133
0
Deployment
Recent Changes
A MONTH AGO
MacBook Pro

Digital1st Engagement™

Ready to use insurance apps & components

Pre-built engagement SaaS Apps (Portals, Microservices and more) for global insurance for accelerating engaging and impactful customer journeys.


MAJESCO
Digital Insurance
Electronic Billing & Payments
Dashboard
Add Policy
Policy No
Active
View Policy
Policy No: 123456789
Name
Policy Term
Premium
John Smith
02/01/2017 To 01/31/2018
Payment Due
Date
Amount
Last Payment
Pay Now
Payment Plan: Quarterly
Do you want to enroll for auto payment? Enroll
Select Payment Method
Credit/Debit Card
VISA
Bank Account
Proceed to Pay
Cancel

MAJESCO

Digital1st EcoExchange™

Curated Plug & play partner capabilities

Live Marketplace of Curated Plug & Play Partner Apps for Insurance.


EXPLORE APPS
FOR INSURANCE
Apps from insurance ecosystem partners
under a single platform
Browse Category
All Apps
LexisNexis
LexisNexis
SmartyStreets

MAJESCO

Plug-n-Play AI & Machine Learning

Majesco & DataRobot partnering to accelerate adoption of AI/ML in Insurance

---

Unique approach to make machine learning analytics capabilities accessible to any tier of insurer using Majesco Solutions, alleviating the burden of limited expertise and resources.


Menu
Search
Add New Model
Filter Models
Evaluate
Understand
Describe
Predict
Compliance
Feature Effects
Features sorted by Impact
Show missing values
Log X-axis

MAJESCO

DIGITAL1ST ECOEXCHANGE™ APPS

ALWAYS GROWING MARKETPLACE WITH APPS FROM IMPRESSIVE PARTNERS

Available on EcoExchange™

- Verisk — 360Value Property Prefill
- SmartyStreets — Address Validation
- LexisNexis — Auto Data Prefill
- Verisk — ISO BCEGS
- LexisNexis — C.L.U.E® Auto
- LexisNexis — C.L.U.E® Property
- Splice — FNOL Confirmation
- Verisk — ISO PPC
- LexisNexis — Motor Vehicle Records
- LexisNexis — National Credit File
- CyberSource — Online Payment
- HazardHub — Property Basics
- SendGrid — Email
- Majesco — SMTP Email
- twilio — SMS

Coming Soon on EcoExchange™

- Verisk — 360Value Replacement Cost Valuation
- pitney bowes — Address Suggestion & Verification
- TransCard — Disbursement
- AssureSign — eSign
- LexisNexis — OFAC-Bridger
- Metropolitan Reporting Bureau — Police & Fire Reports
- CoreLogic — Property Prefill
- CoreLogic — Replacement Costs Valuation

MAJESCO

Digital1st Delivers Value

Online Ecosystem
for enabling business models in Platform economy

Cloud-Native Platform
with DevOps Automation, Security & Operational Efficiency

Shape to Scale Platform
for enabling Digital Insurance Business Models

Omni Channel Distribution Enablement with Open API Architecture

Catalysts for innovation
& experiments through speed and variable usage pricing

Excelling in the Present, Investing in the Future

Speed of Operations

Traditional business model with mature systems and processes with incremental improvements.



DIGITAL1ST INSURANCE™
PLATFORM™
ECOEXCHANGE™
ECONNECT™
LIFE & ANNUITIES AND GROUP
POLICY
BILLING
CLAIMS
LIFEPLUS
MANAGEMENT
PROPERTY & CASUALTY
POLICY
BILLING
CLAIMS
DATA & ANALYTICS

Excelling in the Present, Investing in the Future

Speed of Innovation

Agile, fast and MVP model to explore, test and learn new business opportunity.



PLATFORM™
ECOEXCHANGE™
ECONNECT™
DIGITAL1ST INSURANCE™
LIFE & ANNUITIES AND GROUP
PROPERTY & CASUALTY
POLICY
BILLING
CLAIMS
LIFEPLUS
DISTRIBUTION MANAGEMENT
DATA & ANALYTICS
CLAIMS
BILLING
POLICY

MAJESCO

Excelling in the Present, Investing in the Future

2-Speed Products,
2-Speed Process,
2-Speed IT

Leverage Modern Insurance Platform
& Start Early Experiments



PLATFORM™
ECOEXCHANGE™
ECONNECT™
DIGITAL1ST INSURANCE™
POLICY
BILLING
CLAIMS
LIFEPLUS
LIFE & ANNUITIES AND GROUP
DISTRIBUTION MANAGEMENT
DATA & ANALYTICS
PROPERTY & CASUALTY
POLICY
BILLING
CLAIMS

Excelling in the Present, Investing in the Future

Modernize your Business
Optimize your Business
Create New Business


CREATE NEW
MODERNIZE
OPTIMIZE
ECOEXCHANGE™
PLATFORM™
ECONNECT™
DIGITAL1ST INSURANCE™
POLICY
BILLING
CLAIMS
LIFEPLUS
LIFE & ANNUITIES AND GROUP
PROPERTY & CASUALTY
POLICY
BILLING
CLAIMS
DISTRIBUTION MANAGEMENT
DATA & ANALYTICS
CLOUDINSURER™
PROGRAM MANAGEMENT OFFICE | DELIVERY SERVICES | TESTING SERVICES | APPLICATION MANAGEMENT SERVICES

WELCOME
TO THE FUTURE OF INSURANCE

MAJESCO

INVESTOR DAY 2019
MAJESCO

Majesco Financial Update

Farid Kazani
Managing Director
and Group CFO

Wayne Locke
CFO

May 8, 2019

Fiscal Year End March 31, 2019

FY 2019 Financial Summary

	FY 2018	FY 2019	
Revenue	$ 123.0M	$ 139.9M	↑ 13.7%
Gross Profits	$ 55.9M	$ 68.5M	↑ 22.6%
Adjusted EBITDA	$ 5.7M	$ 17.2M	↑ 202.6%
Net Income	$ (5.0)M	$ 6.9M	
Cloud Revenue	$ 37.2M	$ 56.8M	↑ 52.7%
12 Month Order Backlog	$ 90.6M	$ 96.9M	↑ 7.0%
Net Cash/(Debt) Position	$ (4.4)M	$ 38.9M	

Note : The terms EBITDA and Adjusted EBITDA are not defined under U.S. generally accepted accounting principles (U.S. GAAP), and are not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. A reconciliation of Net Income to EBITDA and Adjusted EBITDA is provided in Appendix Slide Number 93

Accelerating Revenue Growth



REVENUE
Quarter Over Quarter (Millions)
$32.9
$33.5
$34.0
$35.4
$36.9
FY18-Q4
FY19-Q1
FY19-Q2
FY19-Q3
FY19-Q4



REVENUE
Year Over Year (Millions)
$123.0
$139.9
FY - 18
FY - 19

- YoY Revenue growth of 13.7%
- Seven consecutive quarters of consistent financial performance
- The increase in revenue was led by higher cloud revenue, new logos, footprint expansion within existing accounts, and acquisition revenues from Exaxe

Profitable Growth


GROSS MARGIN
Quarter Over Quarter (Millions)
46.9%
47.9%
50.1%
49.3%
48.5%
FY18-Q4
FY19-Q1
FY19-Q2
FY19-Q3
FY19-Q4


GROSS MARGIN
Year Over Year (Millions)
45.4%
49.0%
FY - 18
FY - 19

- Gross margin expansion benefitting from a growing mix of cloud revenues
- Focus on delivery efficiencies
- Annual gross profit dollars up 22.6%
- Opportunities to leverage fixed costs

Expanding Adjusted EBITDA Margin



ADJUSTED EBITDA
Quarter Over Quarter (Millions)
8.8%
10.3%
13.1%
13.9%
12.0%
2.9
3.5
4.4
4.9
4.4
FY18-Q4
FY19-Q1
FY19-Q2
FY19-Q3
FY19-Q4



ADJUSTED EBITDA
Year Over Year (Millions)
4.6%
12.3%
5.7
17.2
FY - 18
FY - 19

- Adjusted EBITDA Margins expanded 769 bps in FY19 compared to FY18
- Higher cloud and recurring revenue coupled with operating efficiencies resulted in improved margins

Note : The terms EBITDA and Adjusted EBITDA are not defined under U.S. generally accepted accounting principles (U.S. GAAP), and are not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. A reconciliation of Net Income to EBITDA and Adjusted EBITDA is provided in Appendix Slide Number 93

Healthy Committed Revenue Stream



12 MONTH ORDER BACKLOG
Quarter Over Quarter (Millions)
90.6
51.3
39.3
81.6
40.5
41.2
73.3
41.6
31.8
85.4
52.8
32.6
96.9
59.9
37.0
FY18-Q4
FY19-Q1
FY19-Q2
FY19-Q3
FY19-Q4
Cloud Backlog
Non Cloud Backlog

- YoY growth of 7% in the 12 month order backlog
- Although cloud percent was higher in Q4FY18 at 43% due to higher percent of IBM project, the same reflects a healthy 38% at the end of Q4FY19 on the back of new cloud deals won during FY2019
- Q4FY19 position reflects 32% growth from Q2 FY19 supported by strong TCV bookings in H2 FY19

MAJESCO

Increasing Recurring and Cloud Revenue

RECURRING REVENUE
Year Over Year (Millions)



33.0
45.8
FY - 18
FY - 19

- Recurring revenue includes cloud subscription, license fees, maintenance and support
- Recurring revenue growth of 38.9% driven by growth in cloud subscription revenue
- Recurring revenue as a percent of total revenue was 32.8% in FY19 as compared to 26.8% in FY18

CLOUD REVENUE
Year Over Year (Millions)



37.2
11.2
26.0
56.8
16.4
40.3
FY - 18
FY - 19
Cloud Implementation
Cloud Subscription

- Total cloud customers grew from 38 to 54
- Cloud revenue growth of 52.7% driven by strong revenues from IBM project and other cloud deals
- Cloud revenue as a percent of total revenue was 40.6% in FY19 as compared to 30.2% in FY18
- Cloud subscription percent to total revenue was 11.7% in FY19 as compared to 9.1% in FY18

MAJESCO

FY 2019 Revenue Split By Segment

Strong growth in Cloud Revenue more than offsets drop in On-Premise Professional Services revenue

Overall Cloud business increased from 30.3% to 40.6% YoY

On-Premise Professional Services decreased from 30.1% to 20.7% YoY


Cloud Product Subscription
11.7%
Cloud Professional Services
28.9%
Product License, Maintenance and Support
21.5%
FY19
17.3%
Insurance Consulting Services
20.7%
On-Premise Professional Services

MAJESCO

FY 2019 Revenue Split By Geography

Growth across all geographies

While North America remains our predominant market, higher growth in EMEA was driven by our Exaxe acquisition



EMEA
7.0%
APAC
5.6%
FY19
NA
87.4%

FY 2019 Revenue Split By Line of Business

Growth across both P&C and L&A

L&A contribution was higher due to the IBM project with MetLife and the Exaxe acquisition


L&A
29.3%
FY19
P&C
70.1%


L&A
22.5%
FY18
P&C
76.3%

OUR LOOK FORWARD

This Is An Exciting Time To Get On Board With Majesco

CONTEXT

Insurance companies are feeling the pressure from slow growth markets and low interest rate returns

The industry must respond with new business models and products for a new breed of customers that wants real-time, digital engagement from quote-to-buy-and-service

Opportunities to optimize the business are becoming more critical

MAJESCO

The Opportunity for Majesco

Insurers' investments in technology are outpacing premium growth

These investments need to reflect the changes in the market – from their customers to their workforce with regard to locations, logistics and "hard asset ownership"

L&A is an untapped and underserved market

Shifting our revenue model from on-premise installations and perpetual licenses to SaaS annual recurring revenue subscription fees

Lower recognized revenue in the first year is more than offset by future year SaaS expansion revenue model

The initial floor on subscription rates provides downside protection and achieves compounded growth through SaaS expansion

We share in our clients' success; as their premium volume grows and they expand the use of our product, our volume-based pricing model increases recognizable revenue

Upwards of 95% renewal rate with clients keeps income stream growing beyond initial contract period

Enhanced predictability of future revenue base allows for more accurate analysis, less budget to actual variances and greater insights for making R&D investments

Creating a Powerful, Value-Oriented Revenue Model That's Built For Long-Term Sustainable Growth

...let's look at an illustration..

On-Premise Versus Cloud Revenue Example (without expansion)

Services bookings are recognized sooner than product, but product delivers greater long-term revenue due to the recurring contracts

Example Deal: $500k in Services Bookings, $240k Product ARR, 6 months implementation, 5 year contract; Bookings and Revenue Recognition over time, $000



Bookings and Revenue, $000
$600
$500
$400
$300
$200
$100
$0
Services
Product
Services revenue is recognized during the implementation ($250k per quarter)
Product revenue is only 25% of prorated ARR during implementation ($15k per quarter)
Product revenue is prorated ARR ($60k per quarter) for the duration of the contract (5 years)
Typically product contracts expand before the first renewal and renew at 100%
FY20
FY21
FY22
FY23
FY24

SERVICES
$500k bookings

$500k revenue (all FY20)

PRODUCT
$240k ARR bookings

$1M+ in revenue over 5 years ($90k in FY20)

Long term product growth is reliant on **renewing and expanding**

(adoption/ upsell) See Next Page

MAJESCO

Moving to a Subscription-Based Revenue Model

Illustrative Product Revenue Over Time in the Land and Expand SaaS Model


Year of Customer Acquisition:
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
+66% CAGR
Year 1 $2.4M
Year 2 $5.5M
Year 3 $9.6M
Year 4 $14.8M
Year 5 $21.7M
Year 6 $30.6M
Cumulative Revenue

Long-term, sustainable revenue growth will come from landing, adopting, expanding and renewing ARR product contracts with high lifetime value

Example details:

10 new customers each year with a landing ARR of $240k

Each account expands 30% YoY (through adoption/ expansion)

In year 1 (post implementation), there are ***10 customers and $2.4M*** in revenue

Building on that performance, in year 6 the ***60 customers and $30.6M*** in revenue, a 66% CAGR from year 1

Reallocate and Reinvest

STRUCTURE, SIMPLICITY AND SCALE

Overall operations structured for a cloud-based business

Investments aligned with growth opportunities and customer value

Why Majesco?

A Market Poised for Transformation
End-to-end cloud company that's positioned to aggressively go after market opportunities

Built for Long-Term, Sustainable Growth
Proven record of customer success and growth, with seven consecutive quarters of profit

Diversified Business Model
Blended business across P&C and L&A markets

Investor Fundamentals
Increased balance sheet strength and actively managing liquidity

Reinvesting Back Into the Business
Operations optimized for a cloud-based business and go-to-market velocity


THE FUTURE
OF INSURANCE
STARTS HERE
MAJESCO

APPENDIX


DONNER IS OPEN!

Appendix 1 – P&L Statement

In $ Million	FY 2019	FY 2018	Change
Revenue	139.9	123.0	13.7%
Gross Profit	68.5	55.9	22.6%
GP as % to Revenue	49.0%	45.4%	354 bps
R&D Expenses	19.3	17.3	11.8%
R&D as % to Revenue	13.8%	14.0%	(23) bps
SG&A Expenses	39.1	41.0	57.3%
SG&A as % to Revenue	28.0%	33.4%	(457) bps
M&A Expenses	0.4	0.0	NA
Total Operating Expenses	58.9	58.3	1.0%
Net Income from Operations before taxes	9.6	(2.4)	499.1%
Adjusted EBIDTA	17.2	5.7	202.6%
Adjusted EBITDA as % to Revenue	12.3%	4.6%	769 bps

Note : The terms EBITDA and Adjusted EBITDA are not defined under U.S. generally accepted accounting principles (U.S. GAAP), and are not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. A reconciliation of Net Income to EBITDA and Adjusted EBITDA are provided in Appendix Slide Number 25

MAJESCO

Appendix 2 – Reconciliation of Net Income to Adjusted EBITDA

In $ Million	FY 2019	FY 2018
Net Income / (Loss) after taxes	6.9	(5.0)
Add :		
- Provision /(Benefit) for Income Taxes	3.6	2.1
- Depreciation & Amortization	4.2	4.8
- Interest Expenses / Other Income	(0.1)	0.5
EBITDA	14.7	2.4
Add :		
- M&A costs	0.4	-
- Stock Based Compensation	2.9	3.3
- Reversal of accrued Contingent Consideration	(0.8)	-
Adjusted EBITDA	17.2	5.7
Adjusted EBITDA as % of Revenue	*12.3%*	*4.6%*

MAJESCO